SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                   ___________________________________________

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 October 6, 1997

                    ________________________________________


                             THERMO REMEDIATION INC.
             (Exact name of Registrant as specified in its charter)


    Delaware                         1-12636                       59-3203761

    (State or other jurisdiction   (Commission               (I.R.S. Employer
    of incorporation or           File Number)         Identification Number)
    organization)

    1964 South Orange Blossom Trail
    Apopka, Florida                                                     32703
    (Address of principal                                          (Zip Code)
    executive offices)

                                 (617) 622-1000
               (Registrant's telephone number including area code)
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                                                                     FORM 8-K




   Item 2.  Acquisition or Disposition of Assets

       On October 6, 1997 (the "Closing Date"), Thermo Remediation Inc. (the "Company") sold its 50% limited liability company interest in RETEC/TETRA, L.C., a Texas limited liability company (the "Joint Venture"), to TETRA Thermal, Inc. (the "Buyer"). Prior to this sale, the Buyer held the other 50% limited liability company interest in the Joint Venture. The Joint Venture, established in August 1992, engages in the business of installing and operating systems to process hazardous and nonhazardous wastes at petroleum refineries located primarily in the Gulf Coast region of the United States.
        The selling price for the Company's interest in the Joint Venture was $8,825,000 in cash. The selling price is subject to post-closing adjustments in the event of certain further sales of interests in the Joint Venture or its assets within six months after the Closing Date. Under the terms of the agreement originally establishing the Joint Venture, either party to the agreement had the right to propose a value for a 50% interest in the Joint Venture (the "Proposing Party") and to cause the other party (the "Electing Party") either to (i) buy the Proposing Party's interest in the Joint Venture at such price or (ii) sell the Electing Party's interest in the Joint Venture to the Proposing Party at such price. The selling price was proposed by the Buyer and the Company elected to sell the Buyer its interest in the Joint Venture at such selling price.
        The disposition was made pursuant to a Purchase and Sale Agreement (the "Agreement") executed on October 6, 1997, by and among the Company's Remediation Technologies, Inc. and RETEC Thermal, Inc. subsidiaries, as well as the Buyer and its TETRA Technologies, Inc. affiliate. In the Agreement, the Buyer and its affiliate agreed, subject to certain exceptions, to indemnify the Company and its subsidiaries against claims arising out of the operations, debts and liabilities of the Joint Venture arising both before and after the Closing Date. The terms of the Agreement were determined by arms' length negotiation among the parties.

                                        2PAGE
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                                                                     FORM 8-K




   Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits

             (a) Financial Statements

                 Not applicable.

             (b) Pro Forma Condensed Financial Information

       The following unaudited pro forma condensed financial statements set forth the results of operations for the fiscal year ended March 29, 1997, and the three months ended June 28, 1997, as if the sale of the Company's investment in the Joint Venture had occurred at the beginning of fiscal 1997. The unaudited pro forma condensed balance sheet sets forth the financial position as of June 28, 1997, as if the sale of the Company's investment in the joint venture had occurred as of that date.
       The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the sale of the Company's investment in the Joint Venture been consummated at the beginning of fiscal 1997. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K for the fiscal year ended March 29, 1997, and Quarterly Report on Form 10-Q for the three months ended June 28, 1997.

                                        3PAGE
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                                                                       FORM 8-K

                             THERMO REMEDIATION INC.
               PRO FORMA CONDENSED STATEMENT OF INCOME (Unaudited)
                            Year Ended March 29, 1997


                                             Thermo     Pro Forma
                                        Remediation   Adjustments    Pro Forma
                                        -----------   -----------    ---------
                                       (In thousands except per share amounts)

  Revenues                                 $114,849     $      -     $114,849
                                           --------     --------     --------
  Costs and Operating Expenses:
    Cost of revenues                         96,901            -       96,901
    Selling, general, and
      administrative expenses                12,058            -       12,058
    New business development
      expenses                                1,040            -        1,040
    Nonrecurring costs                        7,800            -        7,800
                                           --------     --------     --------
                                            117,799            -      117,799
                                           --------     --------     --------
  Operating Loss                             (2,950)           -       (2,950)

  Interest Income                             1,896            -        1,896
  Interest Expense                           (2,251)           -       (2,251)
  Gain on Sale of Investments, Net              136            -          136
  Equity in Earnings of Unconsolidated
    Subsidiary                                  865         (865)           -
                                           --------     --------     --------
  Loss Before Provision for Income
    Taxes                                    (2,304)        (865)      (3,169)
  Provision for Income Taxes                    377         (346)          31
                                           --------     --------     --------
  Net Loss                                 $ (2,681)    $   (519)    $ (3,200)
                                           ========     ========     ========

  Loss per Share                           $   (.21)                 $   (.25)
                                           ========                  ========

  Weighted Average Shares                    12,821                    12,821
                                           ========                  ========

                                        4PAGE
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                                                                       FORM 8-K

                             THERMO REMEDIATION INC.
               PRO FORMA CONDENSED STATEMENT OF INCOME (Unaudited)
                        Three Months Ended June 28, 1997


                                           Thermo     Pro Forma
                                       Remediation   Adjustments    Pro Forma
                                       -----------   -----------    ---------
                                       (In thousands except per share amounts)

  Revenues                                 $28,204      $     -      $28,204
                                           -------      -------      -------
  Costs and Operating Expenses:
    Cost of revenues                        23,833            -       23,833
    Selling, general, and
      administrative expenses                3,120            -        3,120
    New business development
      expenses                                 222            -          222
                                           -------      -------      -------
                                            27,175            -       27,175
                                           -------      -------      -------
  Operating Income                           1,029            -        1,029

  Interest Income                              294            -          294
  Interest Expense                            (563)           -         (563)
  Other Income                                 204            -          204
  Equity in Earnings of Unconsolidated
    Subsidiary                                 118         (118)           -
                                           -------      -------      -------
  Income Before Provision for Income
    Taxes                                    1,082         (118)         964
  Provision for Income Taxes                   506          (47)         459
                                           -------      -------      -------
  Net Income                               $   576      $   (71)     $   505
                                           =======      =======      =======

  Earnings per Share                       $   .05                   $   .04
                                           =======                   =======

  Weighted Average Shares                   12,492                    12,492
                                           =======                   =======

                                        5PAGE
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                                                                       FORM 8-K

                             THERMO REMEDIATION INC.
                  PRO FORMA CONDENSED BALANCE SHEET (Unaudited)
                                  June 28, 1997

                                             Thermo     Pro Forma
                                        Remediation   Adjustments    Pro Forma
                                        -----------   -----------    ---------
                                                     (In thousands)
  ASSETS
  Current Assets:
    Cash and cash equivalents              $  8,702     $  8,825     $ 17,527
    Short-term available-for-sale
      investments                             4,060            -        4,060
    Accounts receivable, net                 22,953            -       22,953
    Unbilled contract costs and fees         10,141            -       10,141
    Prepaid income taxes                      3,387            -        3,387
    Prepaid expenses                          2,404            -        2,404
    Due from parent company and
      Thermo Electron                           501            -          501
                                           --------     --------     --------
                                             52,148        8,825       60,973
                                           --------     --------     --------
  Property, Plant, and Equipment, Net        34,500            -       34,500
                                           --------     --------     --------
  Other Assets                               15,540       (5,768)       9,772
                                           --------     --------     --------
  Cost in Excess of Net Assets of
    Acquired Companies                       30,157            -       30,157
                                           --------     --------     --------
                                           $132,345     $  3,057     $135,402
                                           ========     ========     ========
  LIABILITIES AND SHAREHOLDERS' INVESTMENT

  Current Liabilities:
    Accounts payable                       $  6,095     $      -     $  6,095
    Accrued payroll and employee benefits     3,659            -        3,659
    Deferred revenue                          1,167            -        1,167
    Billings in excess of revenue earned        800            -          800
    Accrued interest                            321            -          321
    Accrued income taxes                        255        1,223        1,478
    Other accrued expenses                    2,708            -        2,708
                                           --------     --------     --------
                                             15,005        1,223       16,228
                                           --------     --------     --------
  Deferred Income Taxes                       3,035            -        3,035
                                           --------     --------     --------
  Long-term Obligations, Including
    $2,650 Due to Parent Company             40,600            -       40,600
                                           --------     --------     --------
  Shareholders' Investment:
    Common stock                                134            -          134
    Capital in excess of par value           85,384            -       85,384
    Retained earnings                        (2,752)       1,834         (918)
    Treasury stock, at cost                  (9,064)           -       (9,064)
    Net unrealized gain on
      available-for-sale investments              3            -            3
                                           --------     --------     --------
                                             73,705        1,834       75,539
                                           --------     --------     --------
                                           $132,345     $  3,057     $135,402
                                           ========     ========     ========
                                        6PAGE
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                                                                     FORM 8-K
                             THERMO REMEDIATION INC.
          NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (Unaudited)


    Note 1 - Basis of Presentation

       As described in Item 2 of this Form 8-K, the selling price is based on an estimate of the fair market value of the net assets sold and is subject to adjustment. To date, no information has been gathered that would cause the Company to believe that the final selling price will be materially different than the preliminary estimate.

    Note 2 - Pro Forma Adjustments to Pro Forma Condensed Statements of
             Income

    Equity in Earnings of Unconsolidated Subsidiary

        Represents the reversal of the Company's proportionate share of income from its investment in the Joint Venture.

    Provision for Income Taxes

        Represents a decrease in income taxes associated with the adjustment above, calculated at the Company's statutory income tax rate of 40%.


    Note 3 - Pro Forma Adjustments to Pro Forma Condensed Balance Sheet

    Cash and Cash Equivalents

        Represents the proceeds from the sale of the Company's investment in the Joint Venture.

    Other Assets

        Represents the Company's sale of its investment in the Joint Venture.

    Accrued Income Taxes

        Represents the tax effect related to the excess of the proceeds received by the Company from the sale of its investment in the Joint Venture over the carrying value of the investment, calculated at the Company's statutory income tax rate of 40%.

    Retained Earnings

        Represents the excess of the proceeds received by the Company from the sale of its investment in the Joint Venture over the carrying value of the investment.

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                                                                     FORM 8-K

                             THERMO REMEDIATION INC.


    Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits (continued)

             (c)  Exhibits

                  2.1 Purchase and Sale Agreement executed October 6, 1997, by and among Remediation Technologies, Inc., RETEC Thermal, Inc., TETRA Thermal, Inc. and TETRA Technologies, Inc. (schedules and exhibits to the agreement are omitted in reliance on Rule 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish such schedules and exhibits to the Commission supplementally upon request).

                  2.2 Assignment and Assumption Agreement executed October 6, 1997, by and among Remediation Technologies, Inc., RETEC Thermal, Inc., TETRA Thermal, Inc. and TETRA Technologies, Inc. (schedules and exhibits to the agreement are omitted in reliance on Rule 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish such schedules and exhibits to the Commission supplementally upon request).

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                                                                     FORM 8-K

                             THERMO REMEDIATION INC.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 21st day of October 1997.

                                           THERMO REMEDIATION INC.



                                           By: Paul F. Kelleher
                                               ------------------------
                                               Paul F. Kelleher
                                               Chief Accounting Officer